UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22807
Pathway Capital Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Pathway Capital Opportunity Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: September 30, 2017

PATHWAY CAPITAL OPPORTUNITY FUND, INC.
SCHEDULE OF INVESTMENTS
September 30, 2017
(unaudited)

Portfolio Investments (1)	Industry	Sector (2)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets

LEVEL 2 PORTFOLIO INVESTMENTS (4)

Senior Unsecured Bonds

Archrock Partners, LP	Energy	Services	6.00%	4/1/2021	$1,000,000	$975,658	$985,000	11.2%
Brand Energy & Infrastructure Services, Inc.	Energy	Industrial	8.50%	12/1/2021	1,000,000	1,000,000	1,083,749	12.3%
Calumet Specialty Products	Energy	Downstream	7.75%	4/15/2023	550,000	520,658	536,938	6.1%
Carrizo Oil and Gas, Inc.	Energy	Upstream	7.50%	9/15/2020	884,000	882,733	904,719	10.3%
CSI Compressco LP	Energy	Services	7.25%	8/15/2022	500,000	433,583	462,188	5.2%
Ferrellgas Partners LP	Energy	Downstream	8.63%	6/15/2020	750,000	745,144	714,375	8.1%
Global Partners LP	Energy	Midstream	7.00%	6/15/2023	350,000	328,685	354,667	4.0%
Laredo Petroleum, Inc.	Energy	Upstream	7.38%	5/1/2022	1,000,000	1,005,206	1,038,501	11.7%
Martin Midstream Partners LP	Energy	Midstream	7.25%	2/15/2021	500,000	481,204	511,146	5.8%
NGL Energy Partners LP	Energy	Midstream	6.88%	10/15/2021	750,000	744,914	750,000	8.5%
PDC Energy, Inc.	Energy	Upstream	7.75%	10/15/2022	350,000	351,108	365,094	4.1%
Rice Energy, Inc.	Energy	Upstream	7.25%	5/1/2023	350,000	334,508	378,219	4.3%
RSP Permian, Inc.	Energy	Upstream	6.63%	10/1/2022	300,000	291,257	315,000	3.6%
Weatherford Bermuda	Energy	Services	9.88%	3/1/2039	350,000	322,630	379,750	4.3%
Western Refining Logistics LP	Energy	Midstream	7.50%	2/15/2023	400,000	402,909	429,821	4.9%
WPX Energy, Inc.	Energy	Upstream	7.50%	8/1/2020	400,000	394,071	435,143	4.9%
Total Senior Unsecured Bonds						$9,214,268	$9,644,310	109.3%

Senior Secured Bonds
Hexion Inc.	Energy	Chemicals	6.63%	4/15/2020	$550,000	$514,545	$493,476	5.6%
Total Senior Secured Bonds						$514,545	$493,476	5.6%

Total Level 2 Portfolio Investments						$9,728,813	$10,137,786	114.9%

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PATHWAY CAPITAL OPPORTUNITY FUND, INC.

Portfolio Investments (1)	Industry	Sector (2)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Second Lien Term Loan
Jonah Energy LLC (5)	Energy	Upstream	7.73%	5/12/2021	$1,000,000	$980,628	$1,000,000	11.3%
Total Second Lien Term Loan						$980,628	$1,000,000	11.3%

CLO - subordinated notes (6) (7)

Carlyle Global Market Strategies CLO 2014-4, Ltd.	Structured Finance	N/A	21.48%	10/15/2026	$250,000	$191,899	$194,448	2.2%
Galaxy XIX CLO, Ltd.	Structured Finance	N/A	17.82%	1/24/2027	250,000	163,381	138,986	1.6%
GoldenTree 2013-7A	Structured Finance	N/A	15.57%	4/25/2025	250,000	155,400	124,827	1.4%
GoldenTree Loan Opportunities IX, Ltd.	Structured Finance	N/A	17.69%	10/29/2026	250,000	176,860	175,519	2.0%
Madison Park Funding XIII, Ltd.	Structured Finance	N/A	23.80%	1/19/2025	250,000	174,292	189,374	2.2%
Madison Park Funding XIV, Ltd.	Structured Finance	N/A	21.91%	7/20/2026	250,000	194,287	213,296	2.4%
Octagon Investment Partners XXI, Ltd.	Structured Finance	N/A	26.49%	11/14/2026	300,000	178,205	196,234	2.2%
OZLM XII, Ltd.	Structured Finance	N/A	13.17%	4/30/2027	275,000	217,417	197,461	2.2%
Voya IM CLO 2013-1, Ltd.	Structured Finance	N/A	19.70%	4/15/2024	278,312	174,202	171,477	2.0%
Voya CLO 2016-1, Ltd.	Structured Finance	N/A	15.80%	1/20/2027	250,000	201,478	211,452	2.4%
Total CLO - subordinated notes						$1,827,421	$1,813,074	20.6%

Total Level 3 Portfolio Investments						$2,808,049	$2,813,074	31.9%

Total Portfolio Investments						$12,536,862	$12,950,860	146.8%
Liabilities in excess of other assets							(4,130,872)	(46.8)%
Net assets							$8,819,988	100.0%

(1) Pathway Capital Opportunity Fund, Inc. (the "Company") does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The upstream sector includes businesses that locate, develop or extract energy in its most basic, raw form. The midstream sector includes businesses that process, gather, transport, ship, transmit or store raw energy resources or by-products in a form suitable for refining or power generation. The downstream sector includes businesses that refine, market or distribute energy to end-user customers.

(3) Fair value is determined by or under the direction of the Company's Board of Directors (see Note 2).
(4) All Level 2 securities are pledged as collateral supporting the amounts outstanding under a revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. that was closed on August 25, 2015 (the "Credit Facility").

(5) The interest rate on this investment is subject to the base rate of 1-Month LIBOR, with a minimum floor of 1.00%. 1-Month LIBOR was 1.23% at September 30, 2017. The current base rate for this investment may be different from the reference rate on September 30, 2017.

(6) The CLO subordinated notes are considered equity positions in the Collateralized Loan Obligations (“CLOs”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(7) All CLO subordinated notes are co-investments with other entities managed by an affiliate of Pathway Capital Opportunity Fund Management, LLC, the investment adviser of the Company (the "Adviser"). (See Note 2).

See accompanying notes to schedule of investments.

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PATHWAY CAPITAL OPPORTUNITY FUND, INC.

Notes to Schedule of Investments
September 30, 2017
(unaudited)

Note 1. Principal Business
Pathway Energy Infrastructure Fund, Inc. changed its name to Pathway Capital Opportunity Fund, Inc. (the "Company") on October 27, 2017. In addition, the Company converted to a continuously offered, closed-end interval fund structure and expanded its investment focus. With its expanded investment focus, the Company is focused on investing at least 50 percent of its total assets in the securities of infrastructure companies. These can include but are not limited to transportation, defense, electric utilities and power, energy, chemicals, communication networks, water and wastewater systems, food and agriculture, social infrastructure, metals, industrials, materials, real estate, and other resources and services related to infrastructure assets like cement, paper, staffing, logistics, environmental, software, and forest product companies.

Note 2. Investments
The Company follows guidance under U.S. generally accepted accounting principles, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

Securities traded on a national securities exchange are valued at the last sale price on such exchange on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded on the Nasdaq market are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation or, if there was no NOCP issued, at the last sale price on such day. Securities traded on the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

Securities traded in the over-the-counter market are valued by an independent pricing agent or more than one principal market maker, if available, otherwise a principal market maker or a primary market dealer. The Company valued over-the-counter securities by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent pricing agent and screened for validity by such service. Such securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

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3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the
Adviser and that of the independent valuation firm; and

4.
the Board discusses valuations and determines the fair value of such investments in the Company’s portfolio, in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The Company's investment in loans is classified as Level 3 securities under ASC 820 and is valued utilizing a combination of yield analysis and discounted cash flow analysis, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.

The Company's investments in CLOs are classified as Level 3 securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, the Company generates a single-path cash flow utilizing our best estimate of expected cash receipts, and assesses the reasonableness of the discount rate that would be effective for the corresponding multi-path estimate of value. The Company is not responsible for and has no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, security covenants, call protection provisions, and information rights, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the principal markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

During the quarter ended September 30, 2017, the Company purchased investment securities (excluding short-term securities) of $1,192,866. During the quarter ended September 30, 2017, the Company sold one bond for proceeds of $381,375.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Senior Secured and Unsecured Bonds	$—	$10,137,786	$—	$10,137,786
Second Lien Term Loan	—	—	1,000,000	1,000,000
CLO - subordinated notes	—	—	1,813,074	1,813,074
Total	$—	$10,137,786	$2,813,074	$12,950,860

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PATHWAY CAPITAL OPPORTUNITY FUND, INC.

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Second Lien Term Loan	CLO - subordinated notes	Total
Balance at June 30, 2017	$967,000	$1,680,205	$2,647,205
Net realized gain on investments	—	—	—
Change in unrealized appreciation, net	30,887	(57,383)	(26,496)
Purchases of portfolio investments	—	197,866	197,866
Proceeds from sale of portfolio investment	—	—	—
Accretion of purchase discount, net	2,113	(7,614)	(5,501)
Transfers into Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	—	—	—
Balance at September 30, 2017	$1,000,000	$1,813,074	$2,813,074

Net change in unrealized appreciation attributable to Level 3 investments still held at the end of the period	$30,887	$(57,383)	$(26,496)

(1) Transfers are assumed to have occurred at the beginning of the period. There were no transfers between Level 1 and Level 2 during the period.

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PATHWAY CAPITAL OPPORTUNITY FUND, INC.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of September 30, 2017:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Second Lien Term Loan	$1,000,000	Recent Market Transaction	N/A	N/A	N/A
CLO - subordinated notes	1,813,074	Discounted Cash Flow	Discount Rate	13.17% - 26.49%	19.42%
Total Level 3 investments	$2,813,074

In determining the range of values for the Company's investment in loans, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for the loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values.

In determining the range of values for the Company's investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the discount rate that would be effective for the corresponding multi-path estimate of value.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the loan based on the yield analysis and discounted cash flow analysis is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firm consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.
The Company is not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required

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to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Co-Investments

On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc. ("PRIS"), a closed-end fund managed by an affiliate of
Prospect Capital Management, subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of September 30, 2017, the Company and PRIS both hold Galaxy XIX CLO, Ltd., GoldenTree 2013-7A, GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XXI, Ltd., OZLM XII, Ltd., Voya IM CLO 2013-1, Ltd. and Voya CLO 2016-1, Ltd.; however, only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

As of September 30, 2017, the Company and Prospect Capital Corporation both hold Carlyle Global Market Strategies CLO 2014-4, Ltd.; however this investment is not considered a co-investment pursuant to the Order as it was purchased on the secondary market.

Note 3. Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to maintain RIC tax treatment, the Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders.

The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. In general, the Company may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The tax cost of the Company's portfolio investments as of September 30, 2017 was as follows:

Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$12,317,753	$730,085	$(96,978)	$633,107

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earnings and profits that are characterized as return of capital.

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PATHWAY CAPITAL OPPORTUNITY FUND, INC.

Notes to Schedule of Investments
September 30, 2017
(unaudited)

Tax balances are estimates and will not be final until the Company files its tax return for the year ended June 30, 2018.

Note 4. Investment Risks

When the Company invests in senior debt through secured term loans (2nd lien) and secured bonds, the Company will generally take a security interest in the available assets of the issuers, generally including the equity interests of their subsidiaries. The Company expects this security interest to help mitigate the risk that the Company will not be repaid. However, there is a risk that the collateral securing the Company's senior secured debt may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the Company's debt investment is collateralized by the securities of an issuer’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the issuer. Also, in some circumstances, the Company's security interest could be subordinated to claims of other secured creditors. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Debt that is under-collateralized involves a greater risk of loss. Consequently, the fact that debt is secured does not guarantee that the Company will receive principal and interest payments according to the senior debt’s terms, or at all, or that the Company will be able to collect on the debt should the Company be forced to enforce its remedies.

The Company's subordinated debt investments will be subordinated to more senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect the Company's investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject the Company and its stockholders to non-cash income. Since the Company will not receive any principal repayments prior to the maturity of some of its subordinated debt investments, such investments will be of greater risk than amortizing debt.

Changes in market yields or discount rates, each in isolation, may change the fair value measurement of certain of the Company's investments. Generally, an increase in market yields or discount rates may result in a decrease in the fair value measurement of certain of the Company's investments.

The Company’s residual interest investments in CLOs involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure of a CLO investment to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests in CLOs that the Company has acquired are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

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PATHWAY CAPITAL OPPORTUNITY FUND, INC.

Notes to Schedule of Investments
September 30, 2017
(unaudited)

If the Company acquires more than a 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes (including the Company's residual interest tranche investments in CLOs). Therefore, the Company will be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains). The Company will be required to include such deemed distributions from a CFC in its taxable income and the Company will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

We anticipate that our portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Infrastructure Companies within North America. We will dynamically allocate our assets in varying types of investments based on our analysis of the credit markets, which may result in our portfolio becoming more concentrated in particular types of credit instruments (such as senior secured floating rate loans) and less invested in other types of credit instruments. These securities will be generally rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We currently intend to initially weight our portfolio towards senior secured and unsecured debt.

The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

September 30, 2017 FORM N-Q                                     10
PATHWAY CAPITAL OPPORTUNITY FUND, INC.

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-Q (the "Report"), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company's management, including the Company's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the Company's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Company's last fiscal quarter that have materially affected or are reasonably likely to materially affect the Company's internal control over financial reporting.

Item 3. Exhibits.
Certifications of the principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHWAY CAPITAL OPPORTUNITY FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: November 29, 2017

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: November 29, 2017